Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
TBG Dividend Focus ETF (TBG)
(the “Fund”)
June 5, 2026
Supplement to the Summary Prospectus, Prospectus,
and Statement of Additional Information (“SAI”), each dated November 30, 2025

Effective June 8, 2026, the “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced as follows:

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fee	0.59%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.59%
Less Fee Waiver[1]	(0.14%)
Total Annual Fund Operating Expenses After Fee Waiver	0.45%

1 The Fund’s investment adviser has contractually agreed to reduce its management fee from 0.59% to 0.45% of the Fund’s average daily net assets. The waiver will remain in place until November 30, 2027, unless terminated sooner by the Board of Trustees.
Also effective June 8, 2026, the “Example” section in the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$46	$175	$315	$725

Also effective June 8, 2026, the sections entitled “FUND MANAGEMENT — Investment Adviser” in the Prospectus and “INVESTMENT MANAGEMENT AND OTHER SERVICES — Investment Advisory Agreement” in the SAI are supplemented to include the following:
Effective June 8, 2026, the Fund’s investment adviser has contractually agreed to reduce its management fee from 0.59% to 0.45% of the Fund’s average daily net assets. This agreement will remain in place until November 30, 2027, unless terminated sooner by the Trustees. The agreement does not provide for recoupment of waived management fees.

Please retain this Supplement for future reference.